SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       BLACKROCK MUNICIPAL 2020 TERM TRUST

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               DELAWARE 20-0096695
                    (STATE OF INCORPORATION (I.R.S. EMPLOYER
                      OR ORGANIZATION) IDENTIFICATION NO.)


                  100 BELLEVUE PARKWAY,                                              19809
                   WILMINGTON, DELAWARE                                           (ZIP CODE)
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        IF THIS FORM RELATES TO THE REGISTRATION OF A              IF THIS FORM RELATES TO THE REGISTRATION OF A
        CLASS OF SECURITIES PURSUANT TO SECTION 12(B)              CLASS OF SECURITIES PURSUANT TO SECTION 12(G)
        OF THE EXCHANGE ACT AND IS EFFECTIVE                       OF THE EXCHANGE ACT AND IS EFFECTIVE
        PURSUANT TO GENERAL INSTRUCTION A.(C), PLEASE              PURSUANT TO GENERAL INSTRUCTION A.(D),
        CHECK THE FOLLOWING BOX. |X|                               PLEASE CHECK THE FOLLOWING BOX. |_|


         SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES: 333-98427

         SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

            TITLE OF EACH CLASS                                    NAME OF EACH EXCHANGE ON WHICH
            TO BE SO REGISTERED                                    EACH CLASS IS TO BE REGISTERED
            -------------------                                    ------------------------------
            COMMON SHARES OF BENEFICIAL INTEREST                   NEW YORK STOCK EXCHANGE



         SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                      NONE

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  The description of the Registrant's securities to be registered is incorporated by reference to the description contained under the caption "Description of Shares" in the Registrant's Registration Statement on Form N-2 (Nos. 333-98427 and 811-21181) as filed electronically with the Securities and Exchange Commission (the "Commission") on August 20, 2002 (Accession No. 0000950172-02-001850) ("Registration Statement on Form N-2"), as amended by Pre-Effective Amendment No.1 to the Registration Statement on Form N-2, as filed with the Commission on July 15, 2003 (0000950172-03-002284), as amended by Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, as filed with the Commission on August 22, 2003 (Accession No. 0001047469-03-028653) which are incorporated by reference.

ITEM 2. EXHIBITS.
         Pursuant to the Instructions as to Exhibits, no exhibits are filed herewith or incorporated by reference.

                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    BLACKROCK MUNICIPAL 2020 TERM
                                    TRUST

                                    By:    /s/ Robert S. Kapito
                                           ---------------------------------
                                    Name:  Robert S. Kapito
                                    Title: Trustee and President
                                           (Principal Executive Officer)


Date: September 22, 2003